UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):	April 28, 2006

NYFIX, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-21324	06-1344888
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

333 Ludlow Street, Stamford, Connecticut 06902
(Address of principal executive offices)

Registrant’s telephone number, including area code:	203-425-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 28, 2006, NYFIX, Inc. (the “Company”) announced that it would further delay the filing of its 2005 Annual Report on Form 10-K for the year ended December 31, 2005 and its Quarterly Reports on Form 10-Q for the periods ended June 30, 2005 and September 30, 2005. The Company also announced that it anticipates a delay in the filing of its Quarterly Report on Form 10-Q for the three months ended March 31, 2006, due May 10, 2006.

These delays are the result of the ongoing review of information relating to stock option grants, as described in the Company’s March 14, 2006 press release, and additional historic accounting issues which have surfaced as part of an internal review by management and the re-audit of financial statements for 2004 and 2003 by Friedman LLP, the independent registered public accounting firm appointed by the Company’s Audit Committee in November 2005.

The additional accounting issues identified to date relate to prior investments in and acquisitions of affiliates and subsidiaries, derivative liabilities embedded within the Company’s $7.5 million convertible note issued in December 2004 and certain revenue recognition issues prior to 2005. The Company’s management, Audit Committee and Board expect to address accounting and other corrective action, if any, that the Company deems appropriate as the review proceeds.

The Company also announced selected preliminary unaudited annual 2005 results.

The Company currently expects to include restated prior period amounts in its 2005 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, for the periods ended June 30, 2005 and September 30, 2005, to reflect additional charges related to stock option grants and to one or more of the additional accounting issues noted above. The Company presently anticipates releasing financial results for the periods noted above during the second quarter of 2006, and thereafter filing with the SEC these reports and its Form 10-Q for the period ended March 31, 2006. The timing of the filing of the financial reports with the SEC and the selected preliminary unaudited results noted above may be impacted by the final results of the ongoing financial statement audits and the Company’s internal review.

The text of the press release issued by the Company is furnished as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.	Exhibits
99.1	Press release of NYFIX, Inc. dated April 28, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NYFIX, INC.
By:	/s/ Brian Bellardo
Name: Brian Bellardo Title: Secretary

Dated:  May 1, 2006

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
99.1	Press release of NYFIX, Inc. dated April 28, 2006